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                                A G R E E M E N T

      AGREEMENT by and between Steven H. Plausteiner and Susan B. Plausteiner (the "Shareholders") and Snowdance, Inc., a Delaware Corporation (the "Company"), dated as of September __, 1997.

      The Shareholders agree to forgive a sum of $1,180,000 of the outstanding Related Loans (as such terms is defined in the Company's Registration Statement on Form SB-2) (the "Contribution") to the Company as a capital contribution.

      The Company agrees to accept the Contribution from the Shareholders and to record it as a capital contribution on its books and records.

      IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed on its behalf as of the date first above written.


                                                   STEVEN H. PLAUSTEINER

                                                   _____________________________


                                                   SUSAN B. PLAUSTEINER

                                                   _____________________________


                                                   SNOWDANCE, INC.

                                                   By:__________________________
                                                      Name:
                                                      Title:


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